Exhibit 10.3 AMENDMENT NO. 8 TO COKE PURCHASE AGREEMENT THIS AMENDMENT NO. 8 to COKE PURCHASE AGREEMENT (this "Amendment"), dated as of July 30, 2020, is made by and between HAVERHILL COKE COMPANY (f/k/a HAVERHILL NORTH COKE COMPANY) ("Seller"), on the one hand, and ARCELORMITIAL CLEVELAND LLC (f/k/a ARCELORMITIAL CLEVELAND INC.) and ARCELORMITIAL USA LLC (f/k/a ISG INDIANA HARBOR INC.) (collectively, ARCELORMITIAL CLEVELAND LLC and ARCELORMITIAL USA LLC are the "Purchasers"), on the other hand. WHEREAS, Seller and Purchasers are parties to that certain Coke Purchase Agreement dated October 28, 2003 (as amended, modified or otherwise supplemented, the "Coke Purchase Agreement"); and WHEREAS Seller and Purchaser desire to amend the Coke Purchase Agreement as set forth in this Amendment. NOW THEREFORE, in consideration of the promises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows: 1. Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meaning set forth in the Coke Purchase Agreement. Additionally, the terms set forth below shall be defined as follows: "Jewell" means Jewell Coke Company, L.P . "Jewell Agreement" means the Amended and Restated Coke Supply Agreement dated October 28, 2003 between Jewell, ArcelorMittal Cleveland LLC, and ArcelorMittal USA LLC, as amended, modified, or otherwise supplemented. "Jewell Coke Supply and Purchase Obligation" means the "Coke Supply and Purchase Obligation" as defined in the Jewell Agreement. 2. Amendment Effective Date. The effective date of this Amendment shall be July 30, 2020 (the "Amendment Effective Date"). 3. Coke Supply and Purchase Obligation. Effective on and as of the Amendment Effective Date, the following is added to Section 6.1 of the Coke Purchase Agreement: “Notwithstanding any term or condition to the contrary in Section 6.1 of the Agreement: (i) For the 2020 Contract Year, the Coke Supply and Purchase Obligation shall be not less than ninety eight percent (98%) nor more than one hundred two percent (102%) of 450,000 Tons of Coke. Seller started ratably reducing Coke production at the Coke Plant in the month of June 2020 and will continue to do for balance of the 2020 Contract Year to approximately achieve such Coke Supply and Purchase Obligation. (ii) For the 2021 Contract Year, the Coke Supply and Purchase Obligation shall be not less than ninety eight percent (98%) nor more than one hundred two percent (102%) of 400,000 Tons of Coke. For the 2021 Contract Year, the Coke Supply and Purchase Obligation may be modified as set forth in Sections 6.4 and 6.5 of the Coke Purchase Agreement. (iii) For each of the 2022, 2023, 2024 and 2025 Contract Years, the Coke Supply and Purchase Obligation is equal to the Haverhill Transfer Tons (if any) for the applicable Contract Year, as set forth in Section 6.5 of the Coke Purchase Agreement. (iv) Notwithstanding any term or condition to the contrary in the Coke Purchase Agreement, the maximum volume of Coke that Purchasers are required to purchase from Seller and Jewell in the aggregate during the 2021 Contract Year is 800,000 Tons. Additionally, the Parties will work in good faith to address any excess inventory during the 2021 Contract Year.” 4. Term. Effective on and as of the Amendment Effective Date, Section 2.1 of the Coke Purchase Agreement is hereby deleted in its entirety and replaced by the following: “2.1 Term. This Agreement shall be effective as of the date of execution hereof and shall continue in full force and effect through December 31, 2025 (the "Term"), unless terminated earlier in accordance with other provisions of this Agreement.” 5. Transfer of Coke Production from Haverhill to Jewell. Effective on and as of the Amendment Effective Date, the following is added to the Coke Purchase Agreement as Section 6.4: “6.4 Transfer of Production Coke from Haverhill to Jewell. By providing Written notice to Purchasers on or before September 30, 2020, Seller may transfer the production, delivery, and sale of a portion of the Coke Supply and Purchase Obligation for the 2021 Contract Year to Jewell (the "Jewell Transfer Tons"), provided that Seller must produce, deliver and sell at least 250,000 Tons of Coke from the Coke Plant during the 2021 Contract Year. The Coke Supply and Purchase Obligation for the 2021 Contract Year will be reduced by the Jewell Transfer Tons, and the Jewell Coke Supply and Purchase Obligation will be increased by the Jewell Transfer Tons. At any time during the 2021 Contract Year, Seller may modify the Jewell Transfer Tons by a total of +/- 2% based on actual production.” 6. Transfer of Coke Production from Jewell to Haverhill. Effective on and as of the Amendment Effective Date, the following is added to the Coke Purchase Agreement as Section 6.5: “6.5 Transfer of Coke Production from Jewell to Haverhill. If Jewell transfers a portion of the Jewell Coke Supply and Purchase Obligation to Seller pursuant to the Jewell Agreement (the "Haverhill Transfer Tons"), then (i) for the 2021 Contract Year, the Coke Supply and Purchase Obligation will be increased by the Haverhill Transfer Tons, if any, and (ii) for the 2022, 2023, 2024 and 2025 Contract Years, the Coke Supply and Purchase Obligation will be equal to the Haverhill Transfer Tons, if any, for the applicable Contract Year. The Jewell Coke Supply and Purchase Obligation will be decreased by the Haverhill Transfer Tons for the applicable Contract Year, if any. At any time during the applicable Contract Year, Jewell may modify the Haverhill Transfer Tons by a total of +/- 2% based on actual production.” 7. Miscellaneous. 7.1 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single Amendment. 7.2 Governing Law. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Ohio without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws. 7.3 Captions. The captions and headings in this Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Amendment for purposes of interpreting, construing or applying this Amendment and will not define, limit, extend, explain or describe the scope or extent of this amendment or any of its terms and conditions. 7.4 Terms and Conditions of the Coke Purchase Agreement. Except as expressly modified hereby, all terms and conditions of the Coke Purchase Agreement remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above. HAVERHILL COKE COMPANY LLC By: /s/ P. Michael Hardesty Its: Senior Vice president Date: 7/30/2020 ARCELORMITTAL CLEVELAND LLC By: /s/ Neil Kohlberg Its: Vice President, Finance & Procurement Date: 7/30/2020 ARCELORMITTAL USA LLC By: /s/ Curtis Geissler Its: Vice President, Procurement Date: 7/30/2020